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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 2, 1998

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                              AVIVA PETROLEUM INC.
             (Exact name of Registrant as specified in its charter)


           TEXAS                        0-22258                 75-1432205
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

    8235 DOUGLAS AVENUE
         SUITE 400                                                   75225
       DALLAS, TEXAS                                               (Zip code)
   (Address of principal
     executive offices)

      Registrant's telephone number, including area code:  (214) 691-3464

                                      N/A
                 (former address if changed since last report)

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On October 2, 1998, James E. Tracey, a director of Aviva Petroleum Inc. (the "Company"), resigned from the board of directors of the Company. The resignation letter, including its antecedents, is filed herewith as Exhibit 17.1 and is incorporated herein by reference. According to the letter of resignation, Mr. Tracey resigned because the Company mailed to its stockholders a proxy statement/prospectus, dated September 8, 1998 (the "Proxy Statement"), prior to entering into a new definitive credit facility with the Company's lenders. The Proxy Statement, contained in a Registration Statement on Form S-4 of the Company, relates to a proposed merger (the "Merger") of Garnet Resources Corporation ("Garnet") with and into a subsidiary of the Company pursuant to which Garnet would become a wholly owned subsidiary of the Company. Mr. Tracey also objected to "the failure to provide [him] with a copy of the SEC filings, even though [he] asked on two occasions. . . ."

     The Agreement and Plan of Merger dated as of June 24, 1998 among the Company, Aviva Merger, Inc. and Garnet (the "Merger Agreement"), which governs the Merger, provides, as stated in the Proxy Statement, that consummation of the Merger is conditioned on the bank having made available to the Company a credit line of $15,000,000. At the time that it approved the Merger Agreement, the Company's board of directors authorized the officers of the Company to file the Registration Statement and to mail the Proxy Statement to the Company's stockholders. Given the substantial financial difficulties currently faced by both the Company and Garnet, the officers of both companies determined that it was in the best interests of their respective stockholders to distribute the Proxy Statement as soon as the Registration Statement was declared effective.

     Copies of a draft of the Registration Statement, including a draft of the Proxy Statement included therein, were mailed to the directors of the Company. Copies of the Registration Statement, as originally filed, were delivered to the Company's U.S. directors and to the Company's London legal representative with instructions to forward them to several persons, including Mr. Tracey (which forward delivery to Mr. Tracey may not have occurred).

     The Proxy Statement discloses the terms of the agreement in principle between the Company and its lenders. Pending completion of a definitive credit facility, the Company's senior lender, ING (U.S.) Capital Corporation, advanced the sum of $760,000 to the Company on August 10, 1998 pursuant to the terms of an amendment to its existing credit facility. Failure to consummate the Merger by October 31, 1998 would result in an event of default under the terms of this amendment. The Company anticipates that a definitive bank credit facility will be executed and delivered prior to the date of the meetings of the stockholders of the Company and Garnet (both of which are scheduled to occur on October 20, 1998).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

     *17.1 Letter of resignation from James E. Tracey, dated October 2, 1998, together with initial letter of resignation dated September 22, 1998 and letter of review of resignation position dated September 24, 1998.

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*Filed herewith


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                AVIVA PETROLEUM INC.



                                By: /s/ Ronald Suttill
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                                    Name:  Ronald Suttill
                                    Title: President and Chief Executive Officer

Date:     October 9, 1998
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                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER
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 *17.1     Letter of resignation from James E. Tracey, dated October 2, 1998, together with initial letter of resignation dated September 22, 1998 and letter of review of resignation position dated September 24, 1998.


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*Filed herewith